Exhibit 99.1

B. Riley Financial Closes Acquisition of FBR & Co.

LOS ANGELES, CA – June 1, 2017 – B. Riley Financial, Inc. (NASDAQ: RILY), a diversified financial services company, has completed its acquisition of FBR & Co. (FBR) (NASDAQ: FBRC), a leading investment banking and brokerage firm. Today’s announcement follows shareholder approval from both companies as well as approvals from all relevant regulatory agencies.

“We are pleased to have successfully completed the acquisition of FBR, which not only strengthens our capital markets business with FBR’s market-leading equity offering practice and sector coverage, but also significantly expands our geographic distribution with wide-ranging operations throughout the East and West coasts,” said Bryant Riley, Chairman and CEO of B. Riley Financial. “We believe the combination creates the preeminent small-cap investment banking and brokerage firm with leading research coverage, extensive banking services and broad distribution capabilities.”

Richard Hendrix, FBR’s Chairman and CEO, has assumed the role of CEO of the combined investment banking and brokerage business. Prior to the opening of the market on June 2, 2017, FBR common shares will cease trading on the NASDAQ.

“We are excited to now be a part of B. Riley Financial”, said Hendrix. “This is a dynamic time in the financial services industry, and we believe that together we can better provide our clients with a more robust and diversified financial services platform to be successful not only today, but in the years ahead.”

For additional information about the FBR acquisition, please download the supplementary slide presentation in the investor section of B. Riley Financial’s website.

About FBR & Co.

Founded in 1989, FBR & Co. has a strong, well-established track record as a full-service investment bank with approximately 260 employees. FBR provides investment banking, M&A advisory, institutional brokerage, and research services with focused capital and financial expertise in consumer; energy & natural resources; financial institutions; healthcare; insurance; industrials; real estate; and technology, media & telecom industries. The combined entity will have offices throughout the U.S., including in New York, Los Angeles, San Francisco, Boston, Dallas, Houston and the greater Washington, DC metro region.

About B. Riley Financial, Inc.

B. Riley Financial (NASDAQ: RILY) is a publicly traded, diversified financial services company addressing capital raising and financial advisory needs of public and private companies and high net worth individuals. The Company operates through several wholly-owned subsidiaries, including B. Riley & Co., LLC, a FINRA-licensed broker dealer; Great American Group, LLC (www.greatamerican.com), provider of advisory and valuation services, asset disposition and auction solutions, commercial lending, and real estate advisory services; B. Riley Capital Management, LLC, (which includes B. Riley Asset Management (www.brileyam.com), a SEC-registered investment advisor providing investment products to institutional and high net worth investors, and B. Riley Wealth Management, a multi-family office practice and wealth management firm focused on the needs of ultra-high net worth individuals and families (www.brileywealth.com); Great American Capital Partners, a provider of senior secured loans and second lien secured loan facilities to middle market public and private U.S. companies and B. Riley Principal Investments, a group that makes proprietary investments in other businesses, such as the acquisition of United Online, Inc. (www.untd.com) in July 2016.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause B. Riley Financial’s or FBR’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither B. Riley Financial nor FBR assume any duty to update forward looking statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the merger involving B. Riley Financial and FBR, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which B. Riley Financial and FBR operate; (ii) the ability to promptly and effectively integrate the businesses of B. Riley Financial and FBR; (iii) the reaction to the transaction of the companies’ customers, employees and counterparties; and (iv) other risks that are described in B. Riley’s and FBR’s public filings with the SEC. For more information, see the risk factors described in each of B. Riley’s and FBR’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

Investor Contact:

Scott Liolios or Matt Glover

Liolios Group, Inc.

RILY@liolios.com

(949) 574-3860

Media Contact:

Jo Anne McCusker

Brainerd Communicators, Inc.

mccusker@braincomm.com

(212) 986-6667

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